UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Prospect Capital Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PROSPECT CAPITAL CORPORATION
10 East 40th Street
New York, New York 10016
[___], 2026
Dear Stockholder:
You are cordially invited to attend a special meeting of stockholders (the “Special Meeting”) of Prospect Capital Corporation, a Maryland corporation (the “Company” or “we,” “us” or “our”), to be held virtually on February 9, 2027, at 12:00 p.m., Eastern Time at www.virtualshareholdermeeting.com/PSEC2027SM.

The notice of Special Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the Special Meeting. At the Special Meeting you will be asked to consider and vote on the following proposals:
1.For holders of Convertible Preferred Stock (as defined in the accompanying proxy statement): to approve (a) an amendment to the terms of the Convertible Preferred Stock (together with the Redeemable Preferred Stock and the 5.35% Series A Preferred Stock (each as defined in the accompanying proxy statement), each a “Series Group”) to add a provision to the Articles Supplementary governing the Convertible Preferred Stock that would permit the Company, at its option, in the event it effects a forward stock split (including one effected pursuant to a distribution of common stock to existing holders of common stock) or a reverse stock split of its common stock, to cause the exchange of the outstanding shares of the Convertible Preferred Stock for a lesser or greater (as applicable) number of shares of new series of preferred stock having identical terms, except for a liquidation preference per share decreased or increased based on the ratio of such split or reverse split, as more fully described in the accompanying proxy statement, and (b) the amendment referred to in (a), above, together with a substantially identical amendment to the terms of each other Series Group as described in Proposal 2 and Proposal 3 (“Proposal 1”);
2.For holders of Redeemable Preferred Stock (as defined in the accompanying proxy statement): to approve (a) an amendment to the terms of the Redeemable Preferred Stock to add a provision to the Articles Supplementary governing the Redeemable Preferred Stock that would permit the Company, at its option, in the event it effects a forward stock split (including one effected pursuant to a distribution of common stock to existing holders of common stock) or a reverse stock split of its common stock, to cause the exchange of the outstanding shares of the Redeemable Preferred Stock for a lesser or greater (as applicable) number of shares of new series of preferred stock having identical terms, except for a liquidation preference per share decreased or increased based on the ratio of such split or reverse split, as more fully described in the accompanying proxy statement, and (b) the amendment referred to in (a), above, together with a substantially identical amendment to the terms of each other Series Group as described in Proposal 1 and Proposal 3 (“Proposal 2”); and
3.For holders of 5.35% Series A Preferred Stock (as defined in the accompanying proxy statement): to approve (a) an amendment to the terms of the 5.35% Series A Preferred Stock to add a provision to the Articles Supplementary governing the 5.35% Series A Preferred Stock that would permit the Company, at its option, in the event it effects a forward stock split (including one effected pursuant to a distribution of common stock to existing holders of common stock) or a reverse stock split of its common stock, to cause the exchange of the outstanding shares of the 5.35% Series A Preferred Stock for a lesser or greater (as applicable) number of shares of new series of preferred stock having identical terms, except for a liquidation preference per share decreased or increased based on the ratio of such split or reverse split, as more fully described in the accompanying proxy statement, and (b) the amendment referred to in (a), above, together with a substantially identical amendment to the terms of each other Series Group as described in Proposal 1 and Proposal 2 (“Proposal 3”).
It is important that you be represented at the Special Meeting. Please complete, sign, date and return your proxy card to us in the enclosed, postage-prepaid envelope at your earliest convenience, even if you plan to attend the meeting. If you prefer, you can authorize your proxy through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card. If you attend the meeting, you may vote at the meeting, which will automatically revoke your proxy. Your vote is very important to us. I urge you to submit your proxy as soon as possible.

If you have any questions about the proposals to be voted on, please call our solicitor, EQ Fund Solutions, LLC, at (866) 387-0770.
Further, from time to time we may repurchase a portion of our outstanding securities, including shares of our common stock, shares of our preferred stock and debt, and are notifying you of our intention as required by applicable securities law.
On behalf of the Board of Directors and management, thank you for your continued support.

Sincerely yours,
John F. Barry III
Chief Executive Officer
3

PROSPECT CAPITAL CORPORATION
10 East 40th Street
New York, New York 10016
(212) 448-0702
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 9, 2027
To the Stockholders of Prospect Capital Corporation:
    The special meeting of stockholders (the “Special Meeting”) of Prospect Capital Corporation, a Maryland corporation (the “Company” or “we,” “us” or “our”), will be held virtually on February 9, 2027, at 12:00 p.m., Eastern Time, and at any postponements, adjournments or delays thereof, for the following purposes:

1.    For holders of Convertible Preferred Stock (as defined in the accompanying proxy statement): to approve (a) an amendment to the terms of the Convertible Preferred Stock (together with the Redeemable Preferred Stock and the 5.35% Series A Preferred Stock (each as defined in the accompanying proxy statement), each a “Series Group”) to add a provision to the Articles Supplementary governing the Convertible Preferred Stock that would permit the Company, at its option, in the event it effects a forward stock split (including one effected pursuant to a distribution of common stock to existing holders of common stock) or a reverse stock split of its common stock, to cause the exchange of the outstanding shares of the Convertible Preferred Stock for a lesser or greater (as applicable) number of shares of new series of preferred stock having identical terms, except for a liquidation preference per share decreased or increased based on the ratio of such split or reverse split, as more fully described in the accompanying proxy statement, and (b) the amendment referred to in (a), above, together with a substantially identical amendment to the terms of each other Series Group as described in Proposal 2 and Proposal 3 (“Proposal 1”);
2.    For holders of Redeemable Preferred Stock (as defined in the accompanying proxy statement): to approve (a) an amendment to the terms of the Redeemable Preferred Stock to add a provision to the Articles Supplementary governing the Redeemable Preferred Stock that would permit the Company, at its option, in the event it effects a forward stock split (including one effected pursuant to a distribution of common stock to existing holders of common stock) or a reverse stock split of its common stock, to cause the exchange of the outstanding shares of the Redeemable Preferred Stock for a lesser or greater (as applicable) number of shares of new series of preferred stock having identical terms, except for a liquidation preference per share decreased or increased based on the ratio of such split or reverse split, as more fully described in the accompanying proxy statement, and (b) the amendment referred to in (a), above, together with a substantially identical amendment to the terms of each other Series Group as described in Proposal 1 and Proposal 3 (“Proposal 2”); and
3.    For holders of 5.35% Series A Preferred Stock (as defined in the accompanying proxy statement): to approve (a) an amendment to the terms of the 5.35% Series A Preferred Stock to add a provision to the Articles Supplementary governing the 5.35% Series A Preferred Stock that would permit the Company, at its option, in the event it effects a forward stock split (including one effected pursuant to a distribution of common stock to existing holders of common stock) or a reverse stock split of its common stock, to cause the exchange of the outstanding shares of the 5.35% Series A Preferred Stock for a lesser or greater (as applicable) number of shares of new series of preferred stock having identical terms, except for a liquidation preference per share decreased or increased based on the ratio of such split or reverse split, as more fully described in the accompanying proxy statement, and (b) the amendment referred to in (a), above, together with a substantially identical amendment to the terms of each other Series Group as described in Proposal 1 and Proposal 2 (“Proposal 3”).
    The Special Meeting will be held solely on the Internet by virtual means. Stockholders of record on the record date for the Special Meeting may participate in and vote at the Special Meeting on the Internet by virtual means by visiting the following website: www.virtualshareholdermeeting.com/PSEC2027SM. If you encounter any difficulties accessing the Special Meeting during the check-in or meeting time, technical support, including technical support phone numbers, will be available at www.virtualshareholdermeeting.com/PSEC2027SM.

    You have the right to receive notice of and to vote at the Special Meeting if you were a stockholder of record at the close of business on [___], 2026. If you owned shares on the record date for the Special Meeting and wish to attend the

Special Meeting, you may participate in the Special Meeting via live audio webcast by visiting the following website and following the registration and participation instructions contained therein: www.virtualshareholdermeeting.com/PSEC2027SM. If you hold your shares directly, please have the 16-digit control number located on your proxy card or notice available. If you hold your shares in “street name” (i.e., through an account at a broker or other nominee), please follow your broker’s or nominee’s instructions you previously received to obtain your 16-digit control number. If you are a stockholder of record (i.e., your shares of preferred stock are registered in your name with Computershare Trust Company, N.A.) and want to participate in the Special Meeting, including by voting and submitting questions, you must contact EQ Fund Solutions, LLC via email (attendameeting@equiniti.com; in the subject field write "Prospect Capital Corporation 2027 Special Meeting") to request a control number by [ ], 2026. If you do not have your control number, you may still attend the Special Meeting via the live audio webcast if you are a confirmed stockholder, but you will not have the option to ask questions or vote your shares during the meeting.

We encourage you to access the Special Meeting via the live audio webcast 15 minutes prior to the start time. Online check-in will begin at 11:45 a.m., Eastern Time. If you encounter any difficulties accessing the Special Meeting during the check-in or meeting time, technical support, including technical support phone numbers, will be available at www.virtualshareholdermeeting.com/PSEC2027SM. If you have already voted by mail, by telephone or online, you do not need to do anything further to vote your shares.

As always, we encourage you to vote your shares at the Special Meeting.

If you have any questions about the Special Meeting or about voting, please call our solicitor, EQ Fund Solutions, LLC, at (866) 387-0770.

By Order of the Board of Directors,
Kristin Van Dask
Chief Financial Officer,
Chief Compliance Officer, Treasurer and Secretary
New York, New York
[___], 2026

This is an important meeting. To ensure proper representation at the Special Meeting, please complete, sign, date and return the proxy card in the enclosed, postage-prepaid envelope provided, or authorize a proxy to vote your shares by telephone or through the Internet. Even if you authorize a proxy prior to the Special Meeting, you still may attend the Special Meeting virtually and vote your shares.

PROSPECT CAPITAL CORPORATION
10 East 40th Street
New York, New York 10016
(212) 448-0702
PROXY STATEMENT
Special Meeting of Stockholders
This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors”) of Prospect Capital Corporation, a Maryland corporation (the “Company” or “we,” “us” or “our”), for use at our special meeting of stockholders (the “Special Meeting”) to be held virtually on February 9, 2027, at 12:00 p.m., Eastern Time and at any postponements, adjournments or delays thereof. The Special Meeting will be held solely on the Internet by virtual means. Stockholders of record on the record date for the Special Meeting may participate in and vote at the Special Meeting on the Internet by virtual means by visiting the following website: www.virtualshareholdermeeting.com/PSEC2027SM. If you encounter any difficulties accessing the Special Meeting during the check-in or meeting time, technical support, including technical support phone numbers, will be available at www.virtualshareholdermeeting.com/PSEC2027SM.
You have the right to receive notice of and to vote at the Special Meeting if you were a stockholder of record at the close of business on [___], 2026 (the “Record Date”). As of [___], 2026, there were [___] shares of the Company's common stock outstanding, [___] shares of the Company’s 5.50% Series A1 Preferred Stock outstanding (the “Series A1 Preferred Stock”), [___] shares of the Company’s 5.50% Series A2 Preferred Stock outstanding (the “Series A2 Preferred Stock”), [___] shares of the Company’s 5.35% Series A Fixed Rate Cumulative Perpetual Preferred Stock outstanding (the “5.35% Series A Preferred Stock”), [___] shares of the Company’s 5.50% Series M1 Preferred Stock outstanding (the “Series M1 Preferred Stock”), 0 shares of the Company’s 5.50% Series M2 Preferred Stock outstanding (the “Series M2 Preferred Stock”), [___] shares of the Company’s 6.50% Series A3 Preferred Stock outstanding (the “Series A3 Preferred Stock”), [___] shares of the Company’s 6.50% Series M3 Preferred Stock outstanding (the “Series M3 Preferred Stock”), [___] shares of the Company’s Floating Rate Series A4 Preferred Stock outstanding (the “Series A4 Preferred Stock”), [___] shares of the Company’s Floating Rate Series M4 Preferred Stock outstanding (the “Series M4 Preferred Stock”), [___] shares of the Company’s 7.50% Series A5 Preferred Stock outstanding (the “Series A5 Preferred Stock”), and [___] shares of the Company’s 7.50% Series M5 Preferred Stock outstanding (the “Series M5 Preferred Stock”).

The Series A1 Preferred Stock, the Series A2 Preferred Stock, the Series M1 Preferred Stock, the Series M2 Preferred Stock, the Series A3 Preferred Stock and the Series M3 Preferred Stock are referred to collectively as the “Convertible Preferred Stock,” and the Series A4 Preferred Stock, the Series M4 Preferred Stock, the Series A5 Preferred Stock and the Series M5 Preferred Stock are referred to collectively as the “Redeemable Preferred Stock.” Each of the Convertible Preferred Stock, Redeemable Preferred Stock and 5.35% Series A Preferred Stock is referred to herein as a “Series Group.” The Series Groups are not separate classes of preferred stock. All outstanding shares of the Company’s preferred stock constitute a single class of stock, including for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”).

The separate votes of the Series Groups are required by the Articles Supplementary governing the applicable Series Group as the applicable Proposal would alter the contract rights of the holders of such Series Group. Each share of preferred stock is entitled to one vote on each matter on which the holders of such share are entitled to vote at the Special Meeting. Holders of the Convertible Preferred Stock will vote only on Proposal 1, holders of the Redeemable Preferred Stock will vote only on Proposal 2 and holders of the 5.35% Series A Preferred Stock will vote only on Proposal 3, and the votes cast on all three Proposals will be counted together for purposes of the Full Class Approval (as defined below). There are no matters to be voted on by holders of the common stock at the Special Meeting.

If you owned shares on the Record Date for the Special Meeting and wish to attend the Special Meeting, you may participate in the Special Meeting via live audio webcast by visiting the following website and following the registration and participation instructions contained therein: www.virtualshareholdermeeting.com/PSEC2027SM. If you hold your shares directly, please have the 16-digit control number located on your proxy card or notice available. If you hold your shares in “street name” (i.e., through an account at a broker or other nominee), please follow your broker’s or nominee’s instructions you previously received to obtain your 16-digit control number. If you are a stockholder of record (i.e., your shares of preferred stock are registered in your name with Computershare Trust Company, N.A.) and want to participate in the Special Meeting, including by voting and submitting questions, you must contact EQ Fund Solutions, LLC via email (attendameeting@equiniti.com; in the subject field write "Prospect Capital Corporation 2027 Special Meeting") to request a control number by [___], 2026. If you do not have your control number, you may still attend the Special Meeting via the live audio webcast if you are a confirmed stockholder, but you will not have the option to ask questions or vote your shares during the meeting.
We encourage you to access the Special Meeting via the live audio webcast 15 minutes prior to the start time. Online check-in will begin at 11:45 a.m., Eastern Time. If you encounter any difficulties accessing the Special Meeting during the check-in or meeting time, technical support, including technical support phone numbers, will be available at www.virtualshareholdermeeting.com/PSEC2027SM. If you have already voted by mail, by telephone or online, you do not need to do anything further to vote your shares.
This Proxy Statement and the accompanying proxy card are first being sent to stockholders on or about [___], 2026.
Unlike many companies where the majority of the outstanding shares are held by institutional investors, a majority of our stockholders are retail investors who generally hold smaller numbers of shares than institutional investors. As a result, it is important that every stockholder authorize a proxy so that we can achieve a quorum and hold the Special Meeting. The presence at the Special Meeting, by webcast or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast by the applicable Series Group of preferred stock will constitute a quorum for each Proposal, as described under “Quorum Required” below. If a quorum is not met, then we will be required to adjourn the meeting and incur additional expenses to continue to solicit additional votes.
We have engaged a proxy solicitor, EQ Fund Solutions, LLC, who may call you and ask you to vote your shares. The proxy solicitor will not attempt to influence how you vote your shares, but will only ask that you take the time to cast a vote. You may also be asked if you would like to authorize your proxy over the telephone and to have your voting instructions transmitted to our proxy tabulation firm.
We encourage you to vote, either by voting at the Special Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or authorize a proxy to vote your shares by telephone or through the Internet, and we receive it in time for the Special Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you hold shares of more than one Series Group, you may receive more than one proxy card, and you should complete and return each proxy card you receive in order for all of your shares to be voted. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted “FOR” the applicable Proposal described in the proxy card.
If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the Company’s Secretary in writing, by submitting a properly executed, later-dated proxy, or by voting at the Special Meeting. Any stockholder of record attending the Special Meeting may vote whether or not he or she has previously authorized a proxy. Merely attending the Special Meeting without voting will not revoke a previously authorized proxy.
You are entitled to attend the Special Meeting only if you are a stockholder as of the close of business on the Record Date, which is [___], 2026, or you hold a valid proxy for the Special Meeting.
If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone. Our stockholders are not entitled to appraisal rights in connection with the Proposals.
If you have any other questions about the Special Meeting or about voting, please call our solicitor, EQ Fund Solutions, LLC, at (866) 387-0770.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON FEBRUARY 9, 2027
The following materials relating to this Proxy Statement are available at https://vote.proxyonline.com/prospect/docs/psec2027.pdf:
•    this Proxy Statement; and
•    the accompanying Notice of Special Meeting.
Purpose of Special Meeting
The Special Meeting has been called for the following purposes:
1.    For holders of Convertible Preferred Stock: to approve (a) an amendment to the terms of the Convertible Preferred Stock (together with the Redeemable Preferred Stock and the 5.35% Series A Preferred Stock, each a “Series Group”) to add a provision to the Articles Supplementary governing the Convertible Preferred Stock that would permit the Company, at its option, in the event it effects a forward stock split (including one effected pursuant to a distribution of common stock to existing holders of common stock) or a reverse stock split of its common stock, to cause the exchange of the outstanding shares of the Convertible Preferred Stock for a lesser or greater (as applicable) number of shares of new series of preferred stock having identical terms, except for a liquidation preference per share decreased or increased based on the ratio of such split or reverse split, as more fully described in this Proxy Statement, and (b) the amendment referred to in (a), above, together with a substantially identical amendment to the terms of each other Series Group as described in Proposal 2 and Proposal 3 (“Proposal 1”);
2.    For holders of Redeemable Preferred Stock: to approve (a) an amendment to the terms of the Redeemable Preferred Stock to add a provision to the Articles Supplementary governing the Redeemable Preferred Stock that would permit the Company, at its option, in the event it effects a forward stock split (including one effected pursuant to a distribution of common stock to existing holders of common stock) or a reverse stock split of its common stock, to cause the exchange of the outstanding shares of the Redeemable Preferred Stock for a lesser or greater (as applicable) number of shares of new series of preferred stock having identical terms, except for a liquidation preference per share decreased or increased based on the ratio of such split or reverse split, as more fully described in this Proxy Statement, and (b) the amendment referred to in (a), above, together with a substantially identical amendment to the terms of each other Series Group as described in Proposal 1 and Proposal 3 (“Proposal 2”); and
3.    For holders of 5.35% Series A Preferred Stock: to approve (a) an amendment to the terms of the 5.35% Series A Preferred Stock to add a provision to the Articles Supplementary governing the 5.35% Series A Preferred Stock that would permit the Company, at its option, in the event it effects a forward stock split (including one effected pursuant to a distribution of common stock to existing holders of common stock) or a reverse stock split of its common stock, to cause the exchange of the outstanding shares of the 5.35% Series A Preferred Stock for a lesser or greater (as applicable) number of shares of new series of preferred stock having identical terms, except for a liquidation preference per share decreased or increased based on the ratio of such split or reverse split, as more fully described in this Proxy Statement, and (b) the amendment referred to in (a), above, together with a substantially identical amendment to the terms of each other Series Group as described in Proposal 1 and Proposal 2 (“Proposal 3” and, together with Proposal 1 and Proposal 2, the “Proposals”).
The amendments to the various Articles Supplementary referenced in the Proposals are collectively referred to as the “Amendments”.
Each Proposal would add to the terms of the applicable Series Group a provision providing that, in the event the Company conducts a forward stock split (including one effected pursuant to a distribution of common stock to existing holders of common stock) or a reverse stock split of its common stock (each, a “Stock Split”), the Company may, at its option, cause the exchange of the outstanding shares of such Series Group for a greater or lesser (as applicable) number of shares of new series of preferred stock having identical terms to the series for which they are exchanged but a liquidation preference per share decreased or increased, as applicable, such that the aggregate liquidation preference of the outstanding shares of such new series immediately after the exchange is identical to the aggregate liquidation preference of the previously outstanding shares of the series for which they are exchanged, with the increase or reduction in the number of outstanding shares of such series being proportional to the increase or reduction in the number of outstanding shares of common stock effected in the Stock Split, subject to the Company’s ability to treat fractional shares of preferred stock by (1) issuing fractional shares, (2) eliminating fractional shares by rounding up to the nearest whole share, (3) arranging for the disposition of fractional shares by the holder entitled to them or (4) paying cash for the Fair Value (as defined below) of fractional shares (the “Adjustment Provision”). The Adjustment Provision would also permit the

Company, at its option, to effect an exchange in connection with a Stock Split effected before the applicable Articles of Amendment become effective, as described under “The Proposals—Description of the Adjustment Provision” below.
Holders of each Series Group will vote only once, and will vote only on the Proposal applicable to their Series Group. A vote “FOR” a Proposal will be counted both as (1) a vote to approve adding the Adjustment Provision to the Articles Supplementary governing the applicable Series Group and (2) a vote by the holders of the Company’s preferred stock, voting together as a single class, to approve all of the Amendments to all of the Series Groups. The Amendment for a Series Group will be implemented only if (1) the applicable Proposal for that Series Group receives the affirmative vote of the holders of a majority of the outstanding shares of that Series Group and (2) the votes cast “FOR” Proposal 1, Proposal 2 and Proposal 3, counted together, constitute the affirmative vote of the holders of “a majority of the outstanding shares” of the Company’s preferred stock, as defined in the 1940 Act, voting together as a single class (the “Full Class Approval”). No Proposal is conditioned on the approval of any other Proposal.
Voting Securities
    You may vote your shares at the Special Meeting only if you were a stockholder of record at the close of business on [___], 2026. There were [_] shares of the Company’s common stock outstanding, [_] shares of the Series A1 Preferred Stock outstanding, [_] shares of the Series M1 Preferred Stock outstanding, 0 shares of the Series M2 Preferred Stock outstanding, [_] shares of the Series A2 Preferred Stock outstanding, [_] shares of the 5.35% Series A Preferred Stock outstanding, [_] shares of the Series A3 Preferred Stock outstanding, [_] shares of the Series M3 Preferred Stock outstanding, [_] shares of the Series A4 Preferred Stock outstanding, [_] shares of the Series M4 Preferred Stock outstanding, [_] shares of the Series A5 Preferred Stock outstanding, and [_] shares of the Series M5 Preferred Stock outstanding on the Record Date. Each share of preferred stock is entitled to one vote on each matter on which the holders of such share are entitled to vote at the Special Meeting. Holders of the Convertible Preferred Stock will vote only on Proposal 1, holders of the Redeemable Preferred Stock will vote only on Proposal 2 and holders of the 5.35% Series A Preferred Stock will vote only on Proposal 3, and the votes cast on all three Proposals will be counted together for purposes of the Full Class Approval. There are no matters to be voted on by holders of the common stock at the Special Meeting.
Quorum Required
For each Proposal, the presence at the Special Meeting, by webcast or by proxy, of the holders of shares entitled to cast a majority of the votes entitled to be cast by the Convertible Preferred Stock for Proposal 1, the Redeemable Preferred Stock for Proposal 2 or the 5.35% Series A Preferred Stock for Proposal 3, as applicable, on such Proposal will constitute a quorum for such Proposal.

If a quorum is not present at the Special Meeting, if there are not sufficient votes to approve any Proposal, or if the chairman of the Special Meeting otherwise determines that additional solicitation of proxies is in the best interest of the Company, the chairman of the Special Meeting may adjourn the Special Meeting from time to time to permit further solicitation of proxies.

Shares that are present at the Special Meeting, but then abstain, will be treated as present for purposes of establishing a quorum. Broker non-votes occur when shares are held by brokers or nominees, typically in “street name,” for which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote, (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter and (c) the shares are present at the meeting. Because the Company does not expect brokers to have discretionary voting authority on any Proposal at the Special Meeting, the Company does not expect any broker-represented shares for which voting instructions have not been received to be present at the Special Meeting. Therefore, the Company does not expect there to be any “broker-non-votes” at the Special Meeting.

Vote Required
Proposal 1, Proposal 2 and Proposal 3: Approval of Amendments to the Terms of the Convertible Preferred Stock, the Redeemable Preferred Stock and the 5.35% Series A Preferred Stock to Add the Adjustment Provision. Each Proposal will be voted upon only by the holders of the applicable Series Group. Proposal 1 will be approved if it receives the affirmative vote of the holders of a majority of the outstanding shares of the Convertible Preferred Stock, voting together to the exclusion of all other series of preferred stock. Proposal 2 will be approved if it receives the affirmative vote of the holders of a majority of the outstanding shares of the Redeemable Preferred Stock, voting together to the exclusion of all other series of preferred stock. Proposal 3 will be approved if it receives the affirmative vote of the holders of a majority of the outstanding shares of the 5.35% Series A Preferred Stock, voting together to the exclusion of all other series of preferred stock. In addition, because the Amendments could be construed as a plan of reorganization under the 1940 Act that adversely affects the preferred stock, the votes cast “FOR” Proposal 1, Proposal 2 and Proposal 3 will be counted together, and the Full Class Approval will be obtained only if those votes constitute the affirmative vote of the holders of “a majority of the outstanding shares” of the Company’s preferred stock, voting together as a single class. For this purpose, the 1940 Act defines “a majority of the outstanding shares” as: (1) 67% or more of the shares of preferred stock present at the Special Meeting if the holders of more than 50% of the outstanding shares of preferred stock are present or represented by proxy; or (2) more than 50% of the outstanding shares of preferred stock, whichever is the less. The Amendment for a Series Group will be implemented only if the applicable Proposal is approved and the Full Class Approval is obtained. The approval of each Proposal is not conditioned on the approval of any other Proposal. Abstentions will have the effect of a vote against the applicable Proposal.

Additional Solicitation. If a quorum is not present, if there are not enough votes to approve any Proposal at the Special Meeting, or if the chairman of the meeting determines that additional solicitation of proxies is otherwise in the best interests of the Company, the chairman of the meeting may adjourn the Special Meeting with respect to any or all of the Proposals, including to permit the further solicitation of proxies with respect to any Proposal.

A stockholder vote may be called on one or more of the Proposals prior to any such adjournment if a quorum is present and there are sufficient votes for approval of such Proposal.

Information Regarding This Solicitation
We will bear the expense of the solicitation of proxies for the Special Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Special Meeting of Stockholders and proxy card. If brokers, nominees, fiduciaries and other persons holding shares in their names, or in the names of their nominees, which are beneficially owned by others, forward the proxy materials to and obtain proxies from such beneficial owners, we will reimburse such persons for their reasonable expenses in so doing.
In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or employees of the Company, Prospect Capital Management L.P. ("PCM"), the Company’s investment adviser, and/or Prospect Administration LLC ("Prospect Administration"), the Company’s administrator. PCM is located at 700 S Rosemary Ave, West Palm Beach, FL 33401 and Prospect Administration is located at 10 East 40th Street, New York, New York 10016. Certain other members of the affiliated companies of PCM and Prospect Administration are referred to as “Manager.” No additional compensation will be paid to directors, officers or regular employees for such services.
The Company has also retained EQ Fund Solutions, LLC to assist in the solicitation of proxies for the Special Meeting for a fee of approximately $[___] plus out-of-pocket expenses.
Stockholders may provide their voting instructions by telephone or through the Internet. These options require stockholders to input the control number which is located on the proxy card. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Stockholders who authorize a proxy via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.
    Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to our proxy tabulator.

Security Ownership of Certain Beneficial Owners and Management
    As of November 12, 2026, there were no persons not identified in the following table that owned 25% or more of our outstanding voting securities, and no other person would be deemed to control us, as such term is defined in the 1940 Act. Persons identified in the following table as beneficially owning more than 25% of our outstanding voting securities may be deemed to control us, as that term is defined in the 1940 Act.

Our directors are divided into two groups - interested directors and independent directors. Interested directors are “interested persons” of the Company, as defined in the 1940 Act.
The following table sets forth, as of November 12, 2026, certain ownership information with respect to our voting securities for those persons who may, insofar as is known to us, directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding voting securities and the beneficial ownership of each current director, each executive officer and the executive officers and directors as a group.

Ownership information for those persons, if any, who own, control or hold the power to vote, 5% or more of our voting securities is based upon Schedule 13D or Schedule 13G filings by such persons with the Securities and Exchange Commission (the “Commission”), and other information obtained from such persons, if available. Such information is as of the date of the applicable filing and may no longer be accurate.
Unless otherwise indicated, we believe that each person set forth in the table below has sole voting and investment power with respect to all shares of the Company’s voting securities he or she beneficially owns and has the same address as the Company. Our address is 10 East 40th Street, New York, New York 10016.

	Common Stock			Preferred Stock
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percentage of Class(1)	Amount and Nature of Beneficial Ownership(1)		Percentage of Class(1)
5% or more holders

Interested Directors
John F. Barry III(2)	140,000,239	(3)	25.1%	—
M. Grier Eliasek(4)	3,444,781	(5)	*	50	(7)	*
Independent Directors
Andrew C. Cooper	—			—
William J. Gremp	104,497		*	—
Eugene S. Stark	75,000		*	—
Executive Officers
Kristin Van Dask	204,538	(6)	*	5,273	(8)	*
Executive officers and directors as a group	143,829,055			5,323
*    Represents less than one percent.
(1)    Beneficial ownership is calculated in accordance with Rule 13d-3(d)(1) of the Securities Exchange Act of 1934 (“Exchange Act”). Percentage of beneficial ownership is based on 557,028,498 shares of common stock and 66,314,548 shares of preferred stock, as applicable, outstanding as of November 12, 2026.
In computing the number of shares of common stock beneficially owned by a person who also owns shares of preferred stock and the percentage ownership of that person, shares of common stock issuable upon the conversion of the outstanding shares of preferred stock pursuant to a holder conversion option are deemed outstanding. However, these shares are not deemed outstanding for the purpose of computing the percentage ownership of any other person.
(2)    Mr. Barry also serves as the Chief Executive Officer of the Company.
(3)    Mr. Barry has sole voting and dispositive power over 139,535,737 shares of common stock held by him directly and through the John and Daria Barry Foundation as of November 12, 2026. Mr. Barry has shared voting and dispositive power over the remaining 464,502 shares of common stock beneficially owned as of November 12, 2026.
(4)    Mr. Eliasek also serves as the Chief Operating Officer of the Company.
(5)     Includes 851 shares of common stock that, as of November 12, 2026, Mr. Eliasek has the right to acquire pursuant to the conversion privilege in the preferred stock Mr. Eliasek directly owns.
(6)     Includes 85,113 shares of common stock that, as of November 12, 2026, Ms. Van Dask has the right to acquire pursuant to the conversion privilege in the preferred stock Ms. Van Dask directly owns. Ms. Van Dask has sole voting and dispositive power over 94,225 shares of common stock held by herself directly as of November 12, 2026. Ms. Van Dask has shared voting and dispositive power over 25,200 shares of common stock beneficially owned as of November 12, 2026.
(7)    Consists of 50 shares of Convertible Preferred Stock as of November 12, 2026.
(8)    Consists of 5,273 shares of Convertible Preferred Stock as of November 12, 2026.

THE PROPOSALS: APPROVAL OF AMENDMENTS TO THE TERMS OF THE CONVERTIBLE PREFERRED STOCK, THE REDEEMABLE PREFERRED STOCK AND THE 5.35% SERIES A PREFERRED STOCK TO ADD THE ADJUSTMENT PROVISION

Overview

We are a closed-end investment company that has elected to be regulated as a business development company, or BDC, under the 1940 Act. The Board of Directors, including a majority of the directors who are not “interested persons” of the Company as defined in the 1940 Act, has approved and declared advisable amendments to the terms of the Convertible Preferred Stock, the Redeemable Preferred Stock and the 5.35% Series A Preferred Stock to add the Adjustment Provision, and recommends that the holders of each Series Group vote “FOR” the applicable Proposal.
The Company is presenting three separate Proposals, one for each Series Group of our preferred stock, each to be voted upon only by the holders of that Series Group, as required by the Articles Supplementary governing that Series Group as the applicable Proposal would alter the contract rights of the holders of such Series Group, and the votes cast on each Proposal will also be counted, together with the votes cast on the other Proposals, for purposes of the Full Class Approval:
•Proposal 1: the holders of the Convertible Preferred Stock (consisting of the Series A1 Preferred Stock, the Series A2 Preferred Stock, the Series M1 Preferred Stock, the Series M2 Preferred Stock, the Series A3 Preferred Stock and the Series M3 Preferred Stock), voting together to the exclusion of all other series of preferred stock, will vote on an amendment to the terms of the Convertible Preferred Stock to add the Adjustment Provision, and on their amendment together with a substantially identical amendment to the terms of each other Series Group as described in Proposal 2 and Proposal 3;
•Proposal 2: the holders of the Redeemable Preferred Stock (consisting of the Series A4 Preferred Stock, the Series M4 Preferred Stock, the Series A5 Preferred Stock and the Series M5 Preferred Stock), voting together to the exclusion of all other series of preferred stock, will vote on an amendment to the terms of the Redeemable Preferred Stock to add the Adjustment Provision, and on their amendment together with a substantially identical amendment to the terms of each other Series Group as described in Proposal 1 and Proposal 3; and

•Proposal 3: the holders of the 5.35% Series A Preferred Stock, voting together to the exclusion of all other series of preferred stock, will vote on an amendment to the terms of the 5.35% Series A Preferred Stock to add the Adjustment Provision, and on their amendment together with a substantially identical amendment to the terms of each other Series Group as described in Proposal 1 and Proposal 2.

Each Proposal is a separate matter that will be voted upon separately, and the approval of any one Proposal is not conditioned on the approval of any other Proposal. However, no Amendment will be implemented unless the Full Class Approval is also obtained.
If the Adjustment Provision is added to the terms of a Series Group, no further vote of the holders of preferred stock will be required for the Company to exercise the Adjustment Provision in connection with any Stock Split.
Description of the Adjustment Provision

If the Adjustment Provision is added to the terms of a Series Group of preferred stock, then, in the event the Company conducts a Stock Split, the Company may, at its option, cause the exchange of all of the outstanding shares of the Convertible Preferred Stock, the Redeemable Preferred Stock and/or the 5.35% Series A Preferred Stock, as applicable, for a greater number of shares (in the case of a forward stock split) or a lesser number of shares (in the case of a reverse stock split) of a new series of preferred stock having identical terms to the series for which they are exchanged but with a liquidation preference per share decreased or increased, as applicable, such that the aggregate liquidation preference of the outstanding shares of such new series immediately after the exchange is identical to the aggregate liquidation preference of the previously outstanding shares of the series for which they are exchanged, except for adjustments that may result from the treatment of fractional shares described below. The increase or reduction in the number of outstanding shares of the applicable Series Group effected in the exchange will be proportional to the increase or reduction in the number of outstanding shares of common stock effected in the corresponding Stock Split.

No such exchange will change any applicable percentage dividend rate of the shares exchanged. Accumulated and unpaid dividends will be carried forward to the shares issued in the exchange on a proportionately adjusted per-share basis. The exchange will not, solely by reason of the issuance of new shares, restart any dividend accrual period, redemption eligibility period or other period measured by reference to the issuance or acquisition of the shares exchanged.
For example, if the Company were to effect a one-for-ten reverse stock split of its common stock, the Company could cause each ten outstanding shares of a series of preferred stock having a liquidation preference of $25.00 per share to be exchanged for one share of a new series of preferred stock having a liquidation preference of $250.00 per share and otherwise identical terms. Conversely, if the Company were to effect a two-for-one forward stock split of its common stock, the Company could cause each outstanding share of such series having a liquidation preference of $25.00 per share to be exchanged for two shares of a new series of preferred stock having a liquidation preference of $12.50 per share and otherwise identical terms. In each case, the aggregate liquidation preference of a holder’s shares would remain the same, subject to the treatment of fractional shares described below.
In connection with any such exchange, the Company may, at its discretion, but is not obligated to, treat any fractional share of preferred stock that would otherwise result from the exchange in any of the following ways: (1) issue fractional shares in the exchange; (2) eliminate fractional shares by rounding up to the nearest whole share; (3) arrange for the disposition of fractional shares by the holder entitled to them; or (4) pay cash for the Fair Value of fractional shares, determined as of the time when the holder entitled to receive them is determined. For this purpose, “Fair Value” means (i) the price per share as reported on the principal U.S. securities exchange on which the shares of the applicable Series Group are then traded or (ii) if the shares of the applicable Series Group are not then listed for trading on a U.S. securities exchange, the liquidation preference of such shares.
The Adjustment Provision would be exercisable at the option of the Company, as determined by the Board of Directors, and its exercise would not require any further vote of or action by the holders of the preferred stock (including the affected series of the preferred stock), even if less than all Series Groups are subject to the exchange. Holders would have no right to require the Company to effect an exchange, the Company would not be obligated to effect an exchange in connection with any Stock Split, and the Company could choose to effect an exchange in connection with any Stock Split with respect to less than all of the outstanding series of preferred stock (provided that each Series Group would need to be treated identically pursuant to the terms of the Articles Supplementary governing that Series Group). If any one or more of Proposal 1, Proposal 2 and/or Proposal 3 are not approved, the Company would not be able to effect an exchange in connection with any Stock Split with respect to the Series Group whose Proposal is not approved.
The Company may effect a Stock Split of its common stock before the Special Meeting. The Adjustment Provision would permit the Company, at its option, to effect an exchange in connection with any Stock Split effected before the applicable Articles of Amendment become effective.
Reasons for the Proposals

All shares of the Company’s capital stock carry one vote per share. The Board of Directors believes that the Adjustment Provision will provide the Company with flexibility to preserve the voting relationship between its common stock and its preferred stock following any Stock Split by adjusting the preferred stock by the same ratio as the common stock in any such Stock Split. The Board of Directors believes that this framework gives it the tools and flexibility to tailor any future Stock Split to the particular facts and dynamics it presents, and conform its capital structure in a manner that is fair and equitable to all capital stockholders. Any Stock Split would be subject to approval by the Board of Directors and, to the extent required, the stockholders of the Company in accordance with the Maryland General Corporation Law and the Company’s charter. Under the Maryland General Corporation Law, the Board of Directors may authorize (1) a forward stock split effected pursuant to a distribution of common stock to existing holders of common stock without stockholder action and (2) a reverse stock split of the common stock that results in a combination of shares of stock at a ratio of not more than 10 shares of stock into one share in any 12-month period without stockholder action.
Certain Effects of the Adjustment Provision
If the Adjustment Provision is implemented for a Series Group of preferred stock and the Company subsequently exercises it in connection with a Stock Split, holders of that Series Group should consider the following:
•Number of shares and liquidation preference. The number of shares of preferred stock held by each holder would decrease (in the case of a reverse stock split) or increase (in the case of a forward stock split) in the same proportion as the change in the number of outstanding shares of common stock, and the liquidation preference per share would be increased or decreased correspondingly, such that the aggregate liquidation preference of each holder’s shares would remain the same, other than as a result of the treatment of fractional shares.

•Other terms. The shares issued in the exchange would have terms identical to those of the shares exchanged, other than the adjusted liquidation preference per share. The exchange would not change any applicable percentage dividend rate; accumulated and unpaid dividends would be carried forward on a proportionately adjusted per-share basis; and the exchange would not, solely by reason of the issuance of new shares, restart any dividend accrual period, redemption eligibility period or other period measured by reference to the issuance or acquisition of the shares exchanged.
•Fractional shares. The Company will determine in its discretion how fractional shares are treated, and holders will not be able to choose the treatment. If the Company elects to pay cash in lieu of fractional shares, a holder would receive cash equal to the Fair Value of such fractional shares and would cease to hold such fractional interest; for shares listed on a U.S. securities exchange, Fair Value will be based on the reported trading price, which may be more or less than the liquidation preference attributable to such fractional interest; for shares not listed on a U.S. securities exchange, Fair Value will be the liquidation preference of such shares attributable to such fractional interest. The difference in the method for determining the Fair Value of listed versus unlisted Series Groups may result in Series Groups receiving different amounts of cash in lieu of their fractional shares. If the Company elects to arrange for the disposition of fractional shares, a holder would receive the proceeds of such disposition, which may be more or less than the liquidation preference attributable to such fractional interest. If the Company elects to round up fractional shares, a holder may receive a greater aggregate liquidation preference than it held prior to the exchange.
•Voting power. Because each share of preferred stock is entitled to one vote, an exchange would change the number of votes held by each holder of the affected Series Group. If an exchange is effected for all Series Groups in connection with a Stock Split, (i) the relative voting power of the preferred stock and the common stock on matters on which they vote together would be preserved and (ii) the relative voting power of each Series Group on matters on which all preferred stock vote together as a single class would be preserved, in each case subject to the treatment of fractional shares. However, if an exchange is effected for fewer than all Series Groups (including because the Adjustment Provision has been approved by and implemented for fewer than all Series Groups, or because the Company has elected not to exercise it for one or more Series Groups for which it has been implemented), (i) the voting power of the affected Series Groups relative to the unaffected Series Groups would decrease (in the case of a reverse stock split) or increase (in the case of a forward stock split), and (ii) the voting power of the unaffected Series Groups relative to the affected Series Groups and, on matters on which the preferred stock and common stock vote together, relative to the common stock, would increase (in the case of a reverse stock split) or decrease (in the case of a forward stock split). Because these dynamics could result in an adverse affect on the preferred stock, and because the Amendments and the Adjustment Provision could be construed as a “reorganization” under the 1940 Act, the Company is requiring the Full Class Approval in addition to the approval of each Proposal by the applicable Series Group.
•Trading and liquidity. For any series of preferred stock that is listed on a securities exchange (currently, the 5.35% Series A Preferred Stock), a reverse stock split exchange would reduce the number of shares outstanding and may reduce trading liquidity, and may result in some holders owning “odd lots” of fewer than 100 shares, which may be more difficult or costly to sell.
•Tax consequences. An exchange may have U.S. federal income tax consequences to holders, including depending on how fractional shares of preferred stock are treated by the Company. Holders should consult their own tax advisors.
For example, under Section 2-309(e) of the Maryland General Corporation Law, the Company may effect one or more reverse stock splits of its common stock that result in a combination of shares of stock at a ratio of not more than ten shares of stock into one share of stock in any 12-month period without a vote of its stockholders. If the Company were to effect such a reverse stock split at a time when one or more, but not all, of the Proposals have been approved, such that the Adjustment Provision has been implemented for fewer than all Series Groups, and the Company exercises the Adjustment Provision, the voting power of the Series Groups for which the Company exercises the Adjustment Provision would decrease relative to the voting power of the Series Groups for which the Adjustment Provision has not been implemented or for which the Company has not exercised the Adjustment Provision.
Articles of Amendment

The Amendments will be effected by three separate Articles of Amendment, one amending the terms of each of the Convertible Preferred Stock, the Redeemable Preferred Stock and the 5.35% Series A Preferred Stock. If the Full Class Approval is obtained and one or more Proposals are approved as described under “—Required Vote” below, the Company intends to file with the State Department of Assessments and Taxation of Maryland the Articles of Amendment for each Series Group whose Proposal is approved, substantially in the form attached hereto as Exhibit A. The description of the Adjustment Provision in this Proxy

Statement is qualified in its entirety by reference to Exhibit A. Each Articles of Amendment will become effective upon acceptance for record by the State Department of Assessments and Taxation of Maryland or at such later time as is specified therein. The Board of Directors reserves the right to abandon or delay the filing of any Articles of Amendment at any time prior to its effectiveness, notwithstanding stockholder approval.
Required Vote

Proposal 1 requires the affirmative vote of the holders of a majority of the outstanding shares of the Convertible Preferred Stock, voting together to the exclusion of all other series of preferred stock.
Proposal 2 requires the affirmative vote of the holders of a majority of the outstanding shares of the Redeemable Preferred Stock, voting together to the exclusion of all other series of preferred stock.
Proposal 3 requires the affirmative vote of the holders of a majority of the outstanding shares of the 5.35% Series A Preferred Stock, voting together to the exclusion of all other series of preferred stock.
Only holders of the applicable Series Group are entitled to vote on each Proposal.
In addition, the votes cast “FOR” Proposal 1, Proposal 2 and Proposal 3 will be counted together, and the Full Class Approval requires that those votes constitute the affirmative vote of the holders of “a majority of the outstanding shares” of the Company’s preferred stock, voting together as a single class. For this purpose, the 1940 Act defines “a majority of the outstanding shares” as: (1) 67% or more of the shares of preferred stock present at the Special Meeting if the holders of more than 50% of the outstanding shares of preferred stock are present or represented by proxy; or (2) more than 50% of the outstanding shares of preferred stock, whichever is the less.
The Amendment for a Series Group will be implemented only if the applicable Proposal is approved and the Full Class Approval is obtained. The approval of each Proposal is not conditioned on the approval of any other Proposal. Holders of common stock are not entitled to vote on any Proposal. Abstentions will have the effect of a vote against the applicable Proposal.
The Board of Directors recommends that the holders of the Convertible Preferred Stock vote “FOR” Proposal 1, the holders of the Redeemable Preferred Stock vote “FOR” Proposal 2 and the holders of the 5.35% Series A Preferred Stock vote “FOR” Proposal 3.

Financial Statements and Other Information
We will furnish, without charge, a copy of our most recent annual report and the most recent quarterly report succeeding the annual report, if any, to any stockholder upon request. Requests should be directed to the Company at 10 East 40th Street, New York, New York 10016 (telephone number (212) 448-0702). Copies of these documents may also be accessed electronically by means of the Commission's home page on the internet at http://www.sec.gov.
Privacy Policy
It is our policy to safeguard the privacy of nonpublic, personal information regarding our individual stockholders.
What We Do To Protect Personal Information of Our Stockholders
We protect personal information provided to us by our stockholders according to strict standards of security and confidentiality. These standards apply to both our physical facilities and any online services we may provide. We maintain physical, electronic and procedural safeguards to protect consumer information and regularly review and update our systems to keep them current. We permit only authorized individuals, who are trained in the proper handling of stockholder information and who need to know this information to do their jobs, to have access to this information.
Personal Information That We Collect And May Disclose
As part of providing our stockholders with investment products or services, we may obtain the following types of nonpublic personal information:
•    information we receive from stockholders in subscription documents, on applications or other forms, such as their name, address, telephone number, social security number, occupation, assets and income; and
•    information about the value of a stockholder’s investment, account activity and payment history.
When We May Disclose Personal Information About Our Stockholders To Unaffiliated Third Parties
We will not share nonpublic personal information about our stockholders collected, as described above, with unaffiliated third parties except:
•    at a stockholder’s request;
•    when a stockholder authorizes us to process or service a transaction, for example in connection with an initial or subsequent investment (unaffiliated third parties in this instance may include service providers such as a custodian, data processor or printer);
•    with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements and who agree to use the information only for the purposes for which we disclose such information to them; or
•    when required by law to disclose such information to appropriate authorities.
We do not otherwise provide nonpublic information about our stockholders to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law. We never sell information about stockholders or their accounts.
What We Do With Personal Information About Our Former Stockholders
If a stockholder decides to no longer do business with us, we will continue to follow this privacy policy with respect to the information we have in our possession about such stockholder and his/her account.

Householding of Proxy Materials
The Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
Please note that only one Proxy Statement and/or annual report may be delivered to two or more stockholders who share an address, unless the Company has received instructions to the contrary. To request a separate copy of this Proxy Statement and/or annual report or for instructions as to how to request a separate copy of this document and/or annual report or as to how to request a single copy if multiple copies of this document and/or annual report are received, stockholders should contact the Company at the address and phone number set forth below.
Requests should be directed to the Company at 10 East 40th Street, New York, New York 10016 (telephone number: 212-448-0702). Copies of these documents may also be accessed electronically by means of the Commission’s home page on the Internet at http://www.sec.gov.
Other Business
Pursuant to Maryland law and our Bylaws, because the Special Meeting is a special meeting of stockholders, only the business brought before the Special Meeting pursuant to the notice of meeting attached to this Proxy Statement shall be conducted at the Special Meeting. Accordingly, no business other than consideration of Proposal 1, Proposal 2 and Proposal 3, and procedural matters relating thereto, will be considered at the Special Meeting.
Submission of Stockholder Proposals
Stockholders may present proper nominations of candidates for director or other proposals for inclusion in the Company’s proxy statement and proxy card for consideration at the 2027 Annual Meeting of Stockholders by submitting such nominations or proposals in writing to the Secretary of the Company in a timely manner, calculated in the manner provided in Rule 14a-8(e) of the Exchange Act, applicable state law and our Bylaws and charter. The Company expects that the 2027 Annual Meeting of Stockholders will be held in December 2027, but the exact date, time and location of such meeting have yet to be determined. The following description of the procedures for a Company stockholder properly to make a nomination for election to the Board of Directors or to propose other business for the Company is only a summary and is not complete. The submission by a stockholder of a proposal for inclusion in the proxy statement or presentation at an annual meeting does not guarantee that it will be included or presented.
Stockholder proposals pursuant to Rule 14a-8 under the Exchange Act must be received at our principal executive offices on or before May 31, 2027 in order to be eligible to be included in the Company’s proxy statement and proxy card for the 2027 Annual Meeting of Stockholders, provided, that, if the date of the 2027 Annual Meeting of Stockholders is more than 30 days before or after December 17, 2027, such a proposal must be submitted within a reasonable time before we begin to print and send our proxy materials. Under Rule 14a-8, we are not required to include stockholder proposals in our proxy materials in certain circumstances or if conditions specified in the rule are not met.
To be timely, stockholder nominations of director candidates, and other proposals intended to be made outside of Rule 14a-8 under the Exchange Act at the 2027 Annual Meeting of Stockholders, must be received by our Secretary at our principal executive offices, in accordance with the requirements of our Bylaws, not later than 5:00 p.m., Eastern Time, on May 31, 2027 and not earlier than May 1, 2027, provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the anniversary of the date of the preceding year's annual meeting, notice by the stockholder to be timely must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of (1) the 120th day prior to the date of such annual meeting, as originally convened, or (2) the tenth day following the day on which public announcement of the date of such meeting is first made. In order to be considered timely, such notice shall be delivered to the Secretary at the principal executive office of the Company and shall set forth all information required in our Bylaws.

By Order of the Board of Directors,
Kristin Van Dask
Chief Financial Officer,
Chief Compliance Officer, Treasurer and Secretary
New York, New York
[___], 2026

EXHIBIT A

FORM OF ARTICLES OF AMENDMENT

PROSPECT CAPITAL CORPORATION

ARTICLES OF AMENDMENT

Prospect Capital Corporation, a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The charter of the Corporation (the “Charter”) is hereby amended by deleting Section 3 of the terms of the Corporation’s [Series Group], par value $0.001 per share (the “[Series Group Shares]”), and inserting a new Section 3 to read as follows:

(3) Adjustment.

(a)    In the event that the Corporation conducts any stock splits (including those effected pursuant to a Common Stock distribution to existing holders of Common Stock), subdivisions or combinations of the Common Stock (in each case, a “Stock Split”) since the Date of Original Issue, the Corporation may cause the exchange, combination or reorganization (a “Mandatory Exchange”) of all of the [Series Group Shares] for a greater or lesser number, respectively, of Shares having identical terms to the [Series Group Shares] for which they are exchanged but a liquidation preference per share decreased or increased such that the aggregate liquidation preference of the outstanding Shares at the effective time of the exchange is identical to the aggregate liquidation preference of the previously outstanding [Series Group Shares] for which they are exchanged, except for adjustments that may result from the treatment of fractional shares, as described in Section 3(b). The increase or reduction, as applicable, in the number of outstanding Shares effected in the Mandatory Exchange pursuant to this Section shall be proportional to the increase or reduction, as applicable, in the number of outstanding shares of Common Stock effected in the corresponding Stock Split, which may precede the Mandatory Exchange. No such Mandatory Exchange shall change any applicable percentage dividend rate. Accumulated and unpaid dividends shall be carried forward to the Shares issued in the exchange on a proportionately adjusted per-share basis. The Mandatory Exchange shall not, solely by reason of the issuance of new Shares, restart any dividend accrual period, redemption eligibility period or other period measured by reference to the issuance or acquisition of the Shares exchanged.

(b)    At the Corporation’s discretion, the Corporation may (i) issue fractional Shares in the Mandatory Exchange, (ii) eliminate such fractional Shares by rounding up to the nearest whole Share, (iii) arrange for the disposition of such fractional Shares by the holder entitled to it or (iv) pay cash for the Fair Value of such fractional Shares determined as of the time when the holder entitled to receive it is determined.

(c)    The term Fair Value shall mean (i) the price per share as reported on the principal U.S. securities exchange on which the Shares are then traded, or (ii) if the Shares are not then listed for trading on a U.S. securities exchange, the liquidation preference of the Shares.
SECOND: The amendment to the Charter as set forth above does not increase the authorized shares of stock of the Corporation.

THIRD: The amendment to the Charter as set forth above has been duly advised by the Board of Directors and approved by the stockholders of the Corporation entitled to vote thereon as required by law.

FOURTH: The undersigned officer acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters of facts required to be verified under oath, the undersigned officer acknowledges that, to the best of such officer’s knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed in its name and on its behalf by its President and attested by its Secretary on this [___] day of [___], [____].

PROSPECT CAPITAL CORPORATION
By:
Name: M. Grier Eliasek
Title: President

ATTEST:

Name: Kristin Van Dask
Title: Secretary

PROSPECT CAPITAL

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-866-387-0770 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

PLEASE CAST YOUR PROXY VOTE *TODAY!*

Prospect Capital Corporation

Convertible Preferred Stock

The undersigned stockholder of Prospect Capital Corporation, a Maryland corporation (the "Company"), hereby appoints John F. Barry III and M. Grier Eliasek, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Stockholders of the Company (the "Special Meeting") to be held at the offices of the Company, 10 East 40th Street, New York, New York 10016, or at a different location or solely by means of remote communication (as described below) on February 9, 2027, at 12:00 p.m., Eastern Time, and any adjournment, postponement or delay thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting with respect to the shares of Convertible Preferred Stock this proxy card relates to and otherwise to represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Stockholders and of the accompanying Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to the Special Meeting.

The Company currently intends to hold the Special Meeting virtually via live audio webcast. If the Special Meeting will be held in person, the Company will announce that fact as promptly as practicable, and details on how to participate will be filed with the U.S. Securities and Exchange Commission as additional proxy materials. Please monitor the website at which the Company's proxy material is available at https://vote.proxyonline.com/prospect/docs/psec2027.pdf for updated information.

The undersigned hereby revokes any proxy heretofore given with respect to such meeting. When shares are held by joint tenants or tenants in common, the signature of one shall bind all unless the Secretary of the Company is given written notice to the contrary and furnished with a copy of the instrument of order that so provides. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

This proxy is solicited on behalf of the Company's Board of Directors, and the Proposal (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Directors and recommended for approval by stockholders.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-866-387-0770**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time. **IMPORTANCE NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS**

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Prospect Capital Corporation

PROXY CARD

Convertible Preferred Stock

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Directors. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

The votes entitled to be cast by the stockholder will be cast as directed by the stockholder. **If this proxy is executed but no direction is given, the votes entitled to be cast by the stockholder will be cast "FOR" the proposal(s).** The votes entitled to be cast by the stockholder will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND YOU VOTE "FOR" THE PROPOSAL(S).

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSAL(S):

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROSPECT CAPITAL

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-866-387-0770 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

PLEASE CAST YOUR PROXY VOTE *TODAY!*

Prospect Capital Corporation

Redeemable Preferred Stock

PROXY FOR SHARES OF REDEEMABLE PREFERRED STOCK FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 9, 2027

The undersigned stockholder of Prospect Capital Corporation, a Maryland corporation (the "Company"), hereby appoints John F. Barry III and M. Grier Eliasek, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Stockholders of the Company (the "Special Meeting") to be held at the offices of the Company, 10 East 40th Street, New York, New York 10016, or at a different location or solely by means of remote communication (as described below) on February 9, 2027, at 12:00 p.m., Eastern Time, and any adjournment, postponement or delay thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting with respect to the shares of Redeemable Preferred Stock this proxy card relates to and otherwise to represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Stockholders and of the accompanying Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to the Special Meeting.

The Company currently intends to hold the Special Meeting virtually via live audio webcast. If the Special Meeting will be held in person, the Company will announce that fact as promptly as practicable, and details on how to participate will be filed with the U.S. Securities and Exchange Commission as additional proxy materials. Please monitor the website at which the Company's proxy material is available at https://vote.proxyonline.com/prospect/docs/psec2027.pdf for updated information.

The undersigned hereby revokes any proxy heretofore given with respect to such meeting. When shares are held by joint tenants or tenants in common, the signature of one shall bind all unless the Secretary of the Company is given written notice to the contrary and furnished with a copy of the instrument of order that so provides. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

This proxy is solicited on behalf of the Company's Board of Directors, and the Proposal (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Directors and recommended for approval by stockholders.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-866-387-0770**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time. **IMPORTANCE NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS**

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Prospect Capital Corporation

PROXY CARD

Redeemable Preferred Stock

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Directors. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

The votes entitled to be cast by the stockholder will be cast as directed by the stockholder. **If this proxy is executed but no direction is given, the votes entitled to be cast by the stockholder will be cast "FOR" the proposal(s).** The votes entitled to be cast by the stockholder will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND YOU VOTE "FOR" THE PROPOSAL(S).

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSAL(S):

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-866-387-0770 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

PLEASE CAST YOUR PROXY VOTE *TODAY!*

Prospect Capital Corporation

5.35% Series A Preferred Stock

The undersigned stockholder of Prospect Capital Corporation, a Maryland corporation (the "Company"), hereby appoints John F. Barry III and M. Grier Eliasek, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Stockholders of the Company (the "Special Meeting") to be held at the offices of the Company, 10 East 40th Street, New York, New York 10016, or at a different location or solely by means of remote communication (as described below) on February 9, 2027, at 12:00 p.m., Eastern Time, and any adjournment, postponement or delay thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting with respect to the shares of 5.35% Series A Preferred Stock this proxy card relates to and otherwise to represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Stockholders and of the accompanying Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to the Special Meeting.

The Company currently intends to hold the Special Meeting virtually via live audio webcast. If the Special Meeting will be held in person, the Company will announce that fact as promptly as practicable, and details on how to participate will be filed with the U.S. Securities and Exchange Commission as additional proxy materials. Please monitor the website at which the Company's proxy material is available at https://vote.proxyonline.com/prospect/docs/psec2027.pdf for updated information.

The undersigned hereby revokes any proxy heretofore given with respect to such meeting. When shares are held by joint tenants or tenants in common, the signature of one shall bind all unless the Secretary of the Company is given written notice to the contrary and furnished with a copy of the instrument of order that so provides. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

This proxy is solicited on behalf of the Company's Board of Directors, and the Proposal (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Directors and recommended for approval by stockholders.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-866-387-0770**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time. **IMPORTANCE NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS**

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Prospect Capital Corporation

PROXY CARD

5.35% Series A Preferred Stock

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Directors. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

The votes entitled to be cast by the stockholder will be cast as directed by the stockholder. **If this proxy is executed but no direction is given, the votes entitled to be cast by the stockholder will be cast "FOR" the proposal(s).** The votes entitled to be cast by the stockholder will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND YOU VOTE "FOR" THE PROPOSAL(S).

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSAL(S):

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]